UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2020

Date of reporting period: January 1, 2020 – June 30, 2020

Item 1. Reports to Shareholders.

royceinvest.com

ROYCE Investment Partners

TheRoyceFunds

Royce Capital Fund 2020 Semiannual

Review and Report to Shareholders

June 30, 2020

Royce Capital Fund–Micro-Cap Portfolio

Royce Capital Fund–Small-Cap Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.royceinvest.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

This page is not part of the Royce Capital Fund 2020 Semiannual Report to Shareholders

Letter to Our Shareholders

THE LONGEST HALF

Before delving into our usual analysis of the small-cap market, we first want to offer our deepest sympathies to all those affected by the coronavirus and to extend an equal measure of gratitude to the many essential workers who have done so much to help us all in various ways during this period of pandemic-induced difficulties. We are also grateful for all of the extraordinary efforts by our Royce colleagues, as they have been working diligently to keep our company operating at full strength while working from home.

The first half of 2020 was as turbulent a six-month period as we have seen in nearly 50 years of small-cap asset management. The Russell 2000 Index experienced the worst quarter in its own 40-year history in 1Q20, losing 30.6%, before rebounding to enjoy its third best in the second quarter, when it advanced 25.4%. As wide as the distance is between them, these numbers fail to fully capture the extremes. The Russell 2000 fell 41.5% from 2/20/20-3/18/20 before advancing 46.0% from March’s 2020 low through the end of June. Comparable levels of the same volatility could be seen across other capitalization ranges and geographies as the world reeled from the devastating effects of the COVID-19 pandemic, which has wreaked havoc on public health and the global economy.

From our perspective as experienced small-cap specialists, the most interesting element about the market’s V-shaped pattern since mid-February was that stocks behaved in a manner that was simultaneously anomalous and familiar. Like the public health crisis that engendered the initial decline, the speed and depth with which equities fell was indeed unprecedented. The pace and height of the subsequent rebound has been surpassed only once before, in the spring of 2009. Yet the overall pattern is one that we have seen before. Deep bear markets have historically been followed by vibrant comebacks. The range of returns along market cap parameters added to the familiar tenor. After losing more in the first quarter, small- and micro-cap stocks roared back to outpace their large-cap counterparts in the second. Moreover, factors such as cyclicality and perceived riskiness also performed in line with our expectations through most of the first half of 2020.

One notable exception, at least for a short time, was the underperformance of cyclical stocks within small-cap early in the recovery period. This temporary disadvantage may have been an unintended consequence of the Fed’s decision to put enough liquidity into the capital markets to rebuild stability and restore the financial system to something resembling normal operations as the markets were plunging. Yet these moves—which in our view were entirely appropriate and necessary—also appeared to shift higher-growth companies into pole position in small-cap, leaving cyclicals to play catch-up into the middle of May, nearly two months after the nascent upswing. Since cyclicals historically make strong moves off market bottoms (especially when accompanied by improving economic data, as was the case this year), we were somewhat surprised. Cyclicals more than made up for their slow start, however, by nearly doubling the return for defensives from mid-May through the end of June, up 18.1% versus 9.5%. Needless to say, a result in the high teens over six weeks is an impressive move under any circumstances.

Past performance is no guarantee of future results.	This page is not part of the Royce Capital Fund 2020 Semiannual Report to Shareholders | 1

LETTER TO OUR SHAREHOLDERS

DISSECTING THE DISCONNECT

The more immediate, and for many more vexing matter, however, is the disconnect between a weakened economy and a robust, albeit highly volatile, U.S. equity market. It’s always a cause for concern for some when the market appears out of sync with the economy. But in the midst of a public health crisis, one that’s led to sorrow for many and challenges for all, the contrast becomes particularly stark. We understand why many people, including a number of skilled and experienced investors, have serious misgivings about the overall upward direction of the stock market during a pandemic. However, we think these objections ultimately rest on two misconceptions.

The first is the idea that stock prices are a barometer of current corporate health. Yet stocks are almost never priced based on what’s happening today. The market’s tendency is to look forward to what is most likely to happen one, two, or even three years down the road. In other words, the market’s behavior is rooted in expectations of corporate profitability. So in spite of the currently long list of challenges we face, the market is anticipating a recovering economy over the next couple of years. Equally important, investors are confident that most companies’ profits will be higher over the next year or two, which should boost the value of their shares.

The second misconception is that equities are independent of other financial conditions. Yet stocks are, after all, financial assets. As such, conditions in the financial markets affect their prices. With interest rates at all-time lows, it makes sense that stocks would be selling at higher prices. Lower rates typically make equities appear relatively more attractive compared to other investments. The Fed’s decision to provide ample liquidity to the financial markets and maintain interest rates at close to zero should support rising stock prices because plentiful amounts of capital are available for investment, and there are relatively few attractive alternatives. The current strong and stable state of the equity markets helps to explain why “Don’t Fight the Fed” is such a reliable adage.

THE CASE FOR SMALL-CAPS IN FIVE CHARTS

Our overall outlook for small-caps, then, is cautiously optimistic. In large part, this is because we expect the economy will continue to recover over the next few years, spurring profit growth as it does. We also think that small-caps continue to look relatively more attractive than most other areas of the market. Its recent robust run notwithstanding, the Russell 2000 was down 13.0% in 2020’s first half versus a loss of 2.8% for the large-cap Russell 1000 Index. Similarly, the Nasdaq made new all-time highs in this year’s rebound while the small-cap index finished June 2020 14.9% below its August 2018 peak.

Along with relatively more attractive small-cap prices, we also see the financially healthy state of many small-cap companies. We examined performance for the Russell 2000 compared to the index’s trailing 12-month cash flow per share from the peak on 8/31/18 through 6/30/20. Our analysis, seen below, showed that cash flow per share has made steady positive progress that accelerated to a more robust pace near the end of this nearly two-year period, while small-cap performance lagged this metric over the same period.

Russell 2000 Performance vs Trailing 12-month Cash Flow Per Share Percent Change from 8/31/18 Peak as of 6/30/20

Trailing 12-Month Cash Flow Per Share is calculated as the after-tax earnings of a company plus depreciation on a per-share basis. It is often used to measure a company’s financial strength.

Taking a look at the asset class’s longer-term history paints an equally compelling picture. For example, during the subsequent two-year periods following its last major declines—the Internet Bubble and the Financial Crisis—small-caps recovered significantly more than they did during the first half of 2020.

Small-Cap’s Bear-Market Rebounds Russell 2000 subsequent two-year periods following troughs

Also supporting the idea that small-caps have room to run is the five-year average annual total return for the Russell 2000 at the end of June—which was 4.3%. This result is well below both the rolling monthly five-year average of 10.5% for the small-cap index since its inception and its 9.6% average annual five-year return following lower-return periods.

2 | This page is not part of the Royce Capital Fund 2020 Semiannual Report to Shareholders	Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

The subsequent five-year returns following periods of low Russell 2000 returns have on average been very attractive. Most important in our view, small-caps averaged a 13.8% subsequent five-year annualized return when trailing performance was in the 0-5% range, as it was at the end of June 2020.

Subsequent 5-Year Returns Based on Prior 5-Year Return Ranges

Russell 2000 Since Inception From 12/31/78 through 6/30/20

Trailing Russell 2000 Five-Year Return Range (12/31/78 through 6/30/20)

Coincident with small-cap’s lower return pattern over the last five years has been relative underperformance versus large-cap stocks. While leadership between small-caps and large-caps has rotated over the last several decades, the degree of current large-cap performance is unusual. (For longer-term studies we use CRSP (Center for Research in Security Prices) indexes, whose small-cap proxy, the CRSP 6-10, has a longer history than the Russell 2000.) Since the end of 1945 through June 30th of this year, the CRSP 6-10 led the CRSP 1-5, its large-cap counterpart, with a rolling monthly average annual five-year return of 12.8% for the former compared with 11.3% for the latter. However, for the five-year period ended 6/30/20, small-cap trailed large-cap by 5.9% as the CRSP 6-10 advanced 4.8% versus a gain of 10.7% for the CRSP 1-5. This degree of small-cap underperformance is notable, as it has happened in only 13%, 107 out of 835, of all five-year periods. What happened next is equally if not more interesting: when the CRSP 6-10 lagged the CRSP 1-5 by at least 5.5%, small-cap subsequently rebounded to beat large-cap in 83% of the subsequent five-year periods—86 out of 103 times. We anticipate a rotation in leadership not simply because extreme performance spreads between asset classes and/or indexes tend to be followed by reversals but also due to small-cap’s longstanding edge over large-caps following bear markets and in particular during economic rebounds.

Further, our chosen asset class was in an even rarer state at the end of June, one that bolsters our confidence in both its absolute and relative performance prospects. For the one-year period ended 6/30/20, the Russell 2000 was down 6.6% versus a gain of 7.5% for the Russell 1000. How unusual is this combination of a negative return for small-cap and a positive result for large-cap over a 12-month span? Over the last 20 years, it’s happened about 10% of the time, in only 23 out of 229 monthly rolling periods. Even more important is what typically happens next.

Small-cap stocks have rebounded resoundingly over the subsequent 12-month periods, beating large-cap 81% of the time and posting an average one-year return of 19.0% versus 16.8% for large-caps.

Small-Caps Have Rebounded Following the Rare Concurrence of a Negative 12-Month Return for Small-Cap with a Positive Return for Large-Cap Trailing 1-Year Periods from 6/30/00 to 6/30/20

% of Periods Small-Cap Outperformed in Subsequent 12-Months	Russell 2000 Russell 1000 Median Return for Subsequent 12-Months (16/226 Periods)

Of course, our strategies each focus selectively, concentrating on more than just the overall small-cap market. Their differences notwithstanding, each has an overall tilt toward economically sensitive cyclical sectors, with most weighted heavily in Industrials and Information Technology while others, such as our dividend-value portfolios, typically have much more exposure to Financials than technology companies. Regardless of each strategy’s areas of focus, we think these three sectors offer a broad and diverse selection of companies with attractive attributes.

As has been the case with small-cap value and growth, cyclicals have been lagging their defensive counterparts over the last several years. However, the U.S. economy appears to have bottomed in April. The monthly ISM (Institute for Supply Management) manufacturing index began to climb again in May and rose by a highly encouraging 9.5 points between May and June, from 43.1 to 52.6. This was also significant in that a number more than 50 indicates expanding growth in manufacturing orders and production. Moreover, the U.S. housing market continues to grow, showing remarkable resilience in the face of the pandemic. The all-important U.S. consumer remains something of a wild card considering the still uncertain state of public health. However, if consumer spending continues to trend positively, as it did during May, then the economy should grow more quickly. In addition to a global economic recovery, cyclicals would benefit from a weaker dollar, a dose of inflation, and earnings growth—as would value stocks.

Past performance is no guarantee of future results.	This page is not part of the Royce Capital Fund 2020 Semiannual Report to Shareholders | 3

LETTER TO OUR SHAREHOLDERS

Within this optimistic scenario, the valuation picture is also critical as it forms an integral part of the case for small-cap cyclicals. As a whole, small-cap valuations appear far more reasonable than those of large-caps. Within small-cap, cyclicals look much cheaper than defensive stocks. To be sure, at the end of June they were at their cheapest in more than 20 years compared to defensives, based on our preferred valuation metric, the Russell 2000’s relative median EV/EBIT (Enterprise Value divided by Earnings Before Interest & Taxes, excluding companies with negative EBIT).

Russell 2000 Relative Median EV/EBIT (Ex Negative EBIT)

From 6/30/00 to 6/30/20

EV/EBIT: Enterprise Value/Earnings Before Interest and Taxes. Cyclical is defined as follows: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, Utilities. Source: FactSet

Why is all of this data important? While past performance patterns are never sure to repeat themselves, the economic growth periods that have followed recessions have disproportionately rewarded small-cap cyclical stocks throughout history.

IT’S THE VISTA, NOT THE VIEW

As we look forward, we have kept our scope squarely on the long run. However optimistic we are about the years ahead, the view of the next weeks and months remains foggy. Our confidence in an economic recovery and the likely rewards that would flow to small-cap cyclicals and select value stocks is therefore rooted in our perennial long-term perspective. Some market observers argue that equities could tread water through the end of this year before resuming an upward move in an improving economy. As plausible as this case is, we are not entirely convinced that evidence of a recovered economy is the only catalyst that can keep share prices afloat. The second half of 2009 provides what may be an instructive example. After their recovery off the trough in March of that year, equities continued to advance through the end of December. Throughout the entire year of 2009, pessimism reigned, buoyed by anxieties about the seeming contradiction among rising stock prices, the underwhelming state of the global economy, and the fragility of the world’s financial system. Yet the market scaled that wall of worry with relative ease. Our own experience, both then and now, has taught us two lessons that are of particular relevance to the present moment: First, shocks are what have hurt stocks the most historically—known worries are often priced in fully or at least close to it; second, stocks often advance on economic news that is less grim, meaning that even slight improvements in economic data could be more than enough impetus to keep investors buying.

In fact, we think those more fatalistic investors may be surprised by how quickly earnings recover. Our current situation is unique in many ways. This is especially true for the markets and the economy where the struggles have been bred by a public health crisis as opposed to financial excess or economic distress. The resulting short-term uncertainty and attendant market turbulence are allowing us to try taking advantage of two market dynamics that we believe play to the strengths of active management: high volatility and short-term thinking. And our own habit of looking beyond the near term has opened up a brighter vista where we can see both the economy and corporate profits rebounding beyond the next several quarters.

Finally, we want to share the news about three recent additions to our investment staff: Portfolio Manager Miles Lewis, CFA®; Senior Analyst and Director of International Research Mark Fischer; and Senior Analyst and Director of Strategic Research Jag Sriram, CFA®. All joined Royce during the second quarter of 2020, and their respective arrivals highlight the fact that, even in these challenging times, we are committed to adding skilled professionals to our firm. Miles, Mark, and Jag are important additions to our highly experienced investment team. We look forward to them contributing investment insights to our portfolios that benefit our investors.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners

July 31, 2020

4	| This page is not part of the Royce Capital Fund 2020 Semiannual Report to Shareholders	Past performance is no guarantee of future results.

Performance and Expenses

Performance and Expenses

As of June 30, 2020

								SINCE	ANNUAL OPERATING
								INCEPTION	EXPENSES (%)
	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	(12/27/96)	GROSS/NET
Royce Capital Fund–Micro-Cap Portfolio	-11.38	-4.30	-0.12	1.43	4.47	4.65	7.32	8.68	1.43/1.33
Royce Capital Fund–Small-Cap Portfolio	-28.45	-21.75	-5.06	-2.58	4.80	4.19	7.36	8.35	1.15/1.08

INDEX
Russell Microcap Index	-11.21	-4.77	0.85	2.86	9.93	5.65	6.53	N/A	N/A
Russell 2000 Value Index	-23.50	-17.48	-4.35	1.26	7.82	4.97	7.65	N/A	N/A
Russell 2000 Index	-12.98	-6.63	2.01	4.29	10.50	7.01	6.69	N/A	N/A
[1]	Not annualized.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Gross annual operating expenses reflect each Fund’s gross total annual operating expenses and include management fees, operating expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of each fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary cost of business, to the extent necessary to maintain net operating expenses at or below 1.33% for Royce Capital Fund–Micro-Cap Portfolio, and at or below 1.08% for Royce Capital Fund–Small-Cap Portfolio through April 30, 2021.

Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Each series of Royce Capital Fund is subject to market risk—the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Royce Micro-Cap Portfolio invests primarily in micro-cap companies while Royce Small-Cap Portfolio invests primarily in small-cap companies. Investments in micro-cap and small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) As of 6/30/20, Royce Small-Cap Portfolio invested a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Portfolio’s overall value to decline to a greater degree. Royce Micro-Cap Portfolio’s broadly diversified portfolio does not ensure a profit or guarantee against loss. (Please see “Primary Risks for Fund Investors” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

This page is not part of the Royce Capital Fund 2020 Semiannual Report to Shareholders | 5

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Capital Fund–Micro-Cap Portfolio (RCM)

Jim Stoeffel

Brendan Hartman

FUND PERFORMANCE

For the year-to-date period ended 6/30/20, Royce Capital Fund – Micro-Cap Portfolio declined 11.4%, landing between its two small-cap benchmarks: the Russell Microcap Index fell 11.2% while the Russell 2000 Index lost 13.0% for the same period.

WHAT WORKED…AND WHAT DIDN’T

Only two of the 10 equity sectors in which the Fund held investments finished 2020’s first half in the black. Industrials made the largest negative impact, followed by Financials and Consumer Discretionary. Conversely, Information Technology contributed most to performance. Health Care followed, and the portfolio’s cash position was also slightly additive. Banks (Financials) was the largest industry detractor, followed by machinery (Industrials) and energy equipment & services (Energy). Two of the three top-contributing industries were in Information Technology: semiconductors & semiconductor equipment and electronic equipment, instruments & components. Sandwiched in between was health care equipment & supplies (Health Care).

Newpark Resources, which provides drilling fluid systems and composite matting systems used in oilfield and other commercial markets, detracted most at the position level in the first half of 2020. The company’s shares were negatively impacted by collapsing oil prices as economic activity declined due to coronavirus. We exited our position as the company has financial leverage at the top end of our comfort level. Handbag and luggage design company Vera Bradley also hurt performance. With many retailers shuttering stores during the pandemic, its business suffered. We selectively added to our position given our belief in the long-term viability of the brand, as well as the strength of its pristine balance sheet. Louisiana-based bank holding company Investar Holding detracted as the company was negatively impacted by the public health crisis and its position in the energy belt, which experienced turmoil in the first half. We maintained our position as we believe the company is well positioned to weather the current storm and its direct energy exposure is lower than generally perceived.

Diagnostic blood testing company Chembio Diagnostics was the top contributor in 2020’s first half as a result of the company being granted FDA Emergency Use Authorization for its rapid COVID-19 antibody finger prick blood test. LightPath Technologies, which manufactures optical and infrared components for telecommunications and industrial end markets, also helped performance. Headed by a new CEO, the company benefited from moving its manufacturing to lower-cost countries. We held our position in the stock as we believe the company is in the early stages of harvesting the gains from its restructuring efforts. Global investment management specialist Sprott consolidated its operations to focus solely on hard assets and found itself well positioned to benefit from the recent appreciation in gold prices. Maintaining our position, we believe the company’s position in hard asset investing provides a sustainable competitive advantage.

Relative to the Russell Microcap Index, the largest positive impact came from Financials because of savvy stock selection and our lower exposure. Our higher weighting and stock selection almost equally helped in Information Technology while Real Estate followed because of savvy stock picks and our lower exposure. Conversely, the Fund was hurt most by Health Care, the largest detracting sector by a wide margin, as a result of our lower exposure and, to a lesser degree, stock selection. Industrials hindered performance due to our higher weighting and ineffective stock picks, while stock selection in Consumer Discretionary also detracted from relative results.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]
Chembio Diagnostics	1.17	Newpark Resources	-0.78
LightPath Technologies Cl. A	0.83	Vera Bradley	-0.70
Sprott	0.77	Investar Holding	-0.62
CyberOptics Corporation	0.74	BayCom Corporation	-0.57
Ameresco Cl. A	0.57	TriState Capital Holdings	-0.57
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We are now six months into the COVID-19 global pandemic and face the possibility of multiple additional waves. As the parameters surrounding coronavirus are becoming better understood, we believe that policy responses will be more effectively targeted and the overall risks will continue declining. We have not appreciably changed our portfolio positions since the end of this year’s first quarter as we made strategic investment decisions in the selloff stage. We are expecting permanent shifts in consumer and business behavior to accelerate the transition into digital communication, so we maintained our higher exposure in Information Technology. We are also adding to non-tech positions across industries where we believe a strong balance sheet will provide opportunities for market share gains against weakened competition. The world will soon turn its attention to the upcoming U.S. elections where the outcome could have wildly divergent market implications. We believe this environment remains highly conducive to sticking with our philosophy of investing in appropriately capitalized, well-managed micro-cap businesses with company-specific growth catalysts. We do not anticipate being immune to short-term volatility but we believe that over time the individual attributes of our investments will win out.

6 | Royce Capital Fund 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RCMCX RCMSX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)
RCM	-11.38	-4.30	-0.12	1.43	4.47	4.65	7.32	8.68

Annual Gross Operating Expenses: 1.43%	Annual Net Operating Expenses: 1.33%
[1]	Not annualized

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 33 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Inception) as of 6/30/20 ($)

Includes reinvestment of distributions.

Top 10 Positions

% of Net Assets

Ameresco Cl. A	1.5
Sprott	1.5
PDF Solutions	1.3
Ultra Clean Holdings	1.3
CIRCOR International	1.2
MasterCraft Boat Holdings	1.2
B. Riley Financial	1.2
Nova Measuring Instruments	1.2
Northwest Pipe	1.2
PAR Technology	1.2

Portfolio Sector Breakdown

% of Net Assets

Information Technology	28.1
Industrials	21.8
Financials	15.3
Health Care	13.3
Consumer Discretionary	10.4
Materials	3.7
Energy	2.2
Real Estate	2.1
Communication Services	1.7
Consumer Staples	0.2
Cash and Cash Equivalents	1.2

Calendar Year Total Returns (%)

YEAR	RCM
2019	19.6
2018	-9.0
2017	5.2
2016	19.7
2015	-12.5
2014	-3.6
2013	21.0
2012	7.6
2011	-12.1
2010	30.1
2009	57.9
2008	-43.3
2007	4.0
2006	21.1
2005	11.6

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	74	96
From 6/30/00 (Russell Microcap Inception)	88	81

Portfolio Diagnostics
Fund Net Assets	$122 million
Number of Holdings	128
Turnover Rate	16%
Average Market Capitalization[1]	$405 million
Weighted Average P/B Ratio[2]	1.8x
Active Share[3]	91%
U.S. Investments (% of Net Assets)	83.0%
Non-U.S. Investments (% of Net Assets)	15.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.royceinvest.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Certain immaterial adjustments were made to the net assets of Royce Capital Fund-Micro-Cap Portfolio at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross operating expenses for the Investment Class and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.33% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell Microcap). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2020 Semiannual Report to Shareholders | 7

Schedule of Investments

Royce Capital Fund - Micro-Cap Portfolio
Common Stocks – 98.8%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.7%
ENTERTAINMENT - 0.8%
†Chicken Soup For The Soul Entertainment Cl. A [1]	14,200	$98,122
Gaia Cl. A [1]	112,800	945,264
		1,043,386
INTERACTIVE MEDIA & SERVICES - 0.9%
QuinStreet [1]	99,800	1,043,908
Total (Cost $2,011,031)		2,087,294

CONSUMER DISCRETIONARY – 10.4%
AUTO COMPONENTS - 2.3%
Fox Factory Holding [1,2]	11,700	966,537
Stoneridge [1]	62,300	1,287,118
Unique Fabricating [1]	165,814	528,946
		2,782,601
DIVERSIFIED CONSUMER SERVICES - 0.8%
Collectors Universe	27,000	925,560
HOTELS, RESTAURANTS & LEISURE - 1.5%
Century Casinos [1]	192,100	797,215
†GAN [1]	17,700	450,465
Lindblad Expeditions Holdings [1]	83,300	643,076
		1,890,756
INTERNET & DIRECT MARKETING RETAIL - 0.7%
Rubicon Project (The) [1]	131,900	879,773
LEISURE PRODUCTS - 1.2%
MasterCraft Boat Holdings [1]	78,917	1,503,369
SPECIALTY RETAIL - 3.3%
Citi Trends	65,386	1,322,105
†OneWater Marine Cl. A [1]	49,800	1,209,144
Shoe Carnival	46,300	1,355,201
Zumiez [1]	4,600	125,948
		4,012,398
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Vera Bradley [1]	158,800	705,072
Total (Cost $12,137,897)		12,699,529

CONSUMER STAPLES – 0.2%
BEVERAGES - 0.2%
Eastside Distilling [1]	166,700	243,382
Total (Cost $573,819)		243,382

ENERGY – 2.2%
ENERGY EQUIPMENT & SERVICES - 1.6%
Natural Gas Services Group [1]	140,100	878,427
Pason Systems	101,700	555,844
Profire Energy [1]	612,129	509,965
		1,944,236
OIL, GAS & CONSUMABLE FUELS - 0.6%
Ardmore Shipping	154,800	671,832
Total (Cost $4,517,225)		2,616,068

FINANCIALS – 15.3%
BANKS - 6.2%
Allegiance Bancshares	33,200	842,948
BayCom Corporation [1]	69,982	903,468
Caribbean Investment Holdings	1,751,547	879,115
County Bancorp	45,300	948,129
HarborOne Bancorp [1]	122,391	1,045,219
HomeTrust Bancshares	44,700	715,200
Investar Holding	73,000	1,058,500
Midway Investments [1,3]	1,751,577	0
TriState Capital Holdings [1]	77,372	1,215,514
		7,608,093
CAPITAL MARKETS - 5.6%
B. Riley Financial	68,000	1,479,680
Canaccord Genuity Group	232,100	1,181,357
Silvercrest Asset Management Group Cl. A	90,300	1,147,713
Sprott	50,180	1,803,390
StoneX Group [1]	22,400	1,232,000
		6,844,140
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Waterloo Investment Holdings [1,3]	1,302,000	325,500
INSURANCE - 0.2%
Benefytt Technologies Cl. A [1,2]	10,300	210,738
THRIFTS & MORTGAGE FINANCE - 3.0%
Meridian Bancorp	88,100	1,021,960
PCSB Financial	65,000	824,200
Territorial Bancorp	34,400	818,376
Western New England Bancorp	169,054	978,823
		3,643,359
Total (Cost $22,928,269)		18,631,830

HEALTH CARE – 13.3%
BIOTECHNOLOGY - 3.1%
BioSpecifics Technologies [1]	11,900	729,232
†CareDx [1]	20,800	736,944
Dynavax Technologies [1]	116,500	1,033,355
Zealand Pharma [1]	36,058	1,241,182
		3,740,713
HEALTH CARE EQUIPMENT & SUPPLIES - 6.4%
Apyx Medical [1]	103,000	571,650
AtriCure [1]	23,100	1,038,345
Chembio Diagnostics [1]	107,400	349,050
CryoLife [1]	47,489	910,364
Mesa Laboratories	4,700	1,018,960
†Misonix [1]	32,900	446,453
OrthoPediatrics Corporation [1,2]	25,600	1,120,256
Profound Medical [1]	63,200	1,070,247
Surmodics [1]	29,278	1,265,981
		7,791,306
HEALTH CARE PROVIDERS & SERVICES - 0.4%
†Sharps Compliance [1]	76,300	536,389
LIFE SCIENCES TOOLS & SERVICES - 2.9%
Harvard Bioscience [1]	380,268	1,178,831
NeoGenomics [1]	38,100	1,180,338
Quanterix Corporation [1]	41,200	1,128,468
		3,487,637
PHARMACEUTICALS - 0.5%
Axsome Therapeutics [1,2]	7,700	633,556
Total (Cost $9,271,304)		16,189,601

INDUSTRIALS – 21.8%
AEROSPACE & DEFENSE - 0.8%
Astronics Corporation [1]	40,326	425,842
CPI Aerostructures [1]	174,544	574,250
		1,000,092
COMMERCIAL SERVICES & SUPPLIES - 1.5%
Acme United	44,965	1,033,296

8 | Royce Capital Fund 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
Heritage-Crystal Clean [1]	45,634	$796,769
		1,830,065
CONSTRUCTION & ENGINEERING - 5.1%
Ameresco Cl. A [1]	66,000	1,833,480
Construction Partners Cl. A [1]	76,800	1,363,968
IES Holdings [1]	24,000	556,080
Northwest Pipe [1]	58,000	1,454,060
†NV5 Global [1]	18,200	925,106
		6,132,694
ELECTRICAL EQUIPMENT - 0.9%
American Superconductor [1]	138,100	1,122,753
INDUSTRIAL CONGLOMERATES - 0.3%
Raven Industries	17,000	365,670
MACHINERY - 6.4%
Alimak Group	80,300	867,882
CIRCOR International [1]	59,500	1,516,060
Graham Corporation	74,820	953,207
Luxfer Holdings	59,600	843,340
Porvair	140,444	971,421
Shyft Group	67,700	1,140,068
Wabash National	97,300	1,033,326
Westport Fuel Systems [1]	391,000	484,840
		7,810,144
MARINE - 0.9%
Clarkson [1]	40,300	1,123,751
PROFESSIONAL SERVICES - 4.4%
CRA International	23,306	920,587
Forrester Research [1]	17,700	567,108
GP Strategies [1]	117,608	1,009,077
Heidrick & Struggles International	44,400	959,928
Kforce	28,800	842,400
Resources Connection	89,254	1,068,370
		5,367,470
TRADING COMPANIES & DISTRIBUTORS - 1.5%
Lawson Products [1]	34,100	1,100,066
Transcat [1]	25,300	654,258
		1,754,324
Total (Cost $25,297,765)		26,506,963

INFORMATION TECHNOLOGY – 28.1%
COMMUNICATIONS EQUIPMENT - 1.7%
Digi International [1]	93,300	1,086,945
EMCORE Corporation [1]	206,800	657,624
Harmonic [1]	67,900	322,525
		2,067,094
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.4%
Fabrinet [1]	13,069	815,767
FARO Technologies [1]	23,100	1,238,160
LightPath Technologies Cl. A [1]	378,100	1,262,854
Luna Innovations [1]	162,500	949,000
nLIGHT [1]	53,300	1,186,458
Novanta [1]	8,600	918,222
PAR Technology [1]	47,100	1,409,703
PC Connection	23,500	1,089,460
Vishay Precision Group [1]	51,700	1,270,786
		10,140,410
IT SERVICES - 0.5%
Cass Information Systems	16,148	630,256
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 15.1%
Aehr Test Systems [1]	398,300	776,685
Axcelis Technologies [1]	42,900	1,194,765
AXT [1]	252,800	1,203,328
Brooks Automation	18,400	814,016
Camtek	105,600	1,328,448
Cohu	62,300	1,080,282
CyberOptics Corporation [1]	38,900	1,252,969
Everspin Technologies [1]	155,100	1,088,802
Ichor Holdings [1]	43,400	1,153,572
NeoPhotonics Corporation [1]	142,000	1,260,960
Nova Measuring Instruments [1]	30,500	1,469,795
PDF Solutions [1]	78,900	1,543,284
Photronics [1]	123,700	1,376,781
Silicon Motion Technology ADR	26,900	1,311,913
Ultra Clean Holdings [1]	68,100	1,541,103
		18,396,703
SOFTWARE - 1.9%
Agilysys [1]	57,100	1,024,374
QAD Cl. A	31,900	1,316,832
		2,341,206
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.5%
AstroNova	66,362	528,242
Total (Cost $24,456,792)		34,103,911

MATERIALS – 3.7%
CHEMICALS - 0.7%
Trecora Resources [1]	133,200	835,164
METALS & MINING - 3.0%
Altius Minerals	78,900	566,062
Haynes International	39,870	931,364
Major Drilling Group International [1]	322,600	1,019,412
†Seabridge Gold [1]	14,800	259,592
Universal Stainless & Alloy Products [1]	106,500	915,900
		3,692,330
Total (Cost $6,775,970)		4,527,494

REAL ESTATE – 2.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
Postal Realty Trust Cl. A	54,700	872,465
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
FRP Holdings [1]	19,140	776,701
Marcus & Millichap [1]	29,900	862,914
		1,639,615
Total (Cost $2,140,667)		2,512,080

TOTAL COMMON STOCKS
(Cost $110,110,739)		120,118,152

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2020 Semiannual Report to Shareholders | 9

Schedule of Investments	June 30, 2020 (unaudited)

Royce Capital Fund - Micro-Cap Portfolio (continued)

VALUE

REPURCHASE AGREEMENT– 1.0%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $1,299,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $1,325,052)
(Cost $1,299,000)	$1,299,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.07%)
(Cost $206,489)	206,489

TOTAL INVESTMENTS – 100.0%
(Cost $111,616,228)	121,623,641

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%	(21,542)

NET ASSETS – 100.0%	$121,602,099

ADR – American Depository Receipt

†	New additions in 2020.

[1]	Non-income producing.

[2]	All or a portion of these securities were on loan at June 30, 2020.

[3]	Securities for which market quotations are not readily available represent 0.3% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2020, market value.

10 | Royce Capital Fund 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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Royce Capital Fund 2020 Semiannual Report to Shareholders | 11

MANAGER’S DISCUSSION (UNAUDITED)

Royce Capital Fund–Small-Cap Portfolio (RCS)

Jay Kaplan, CFA

FUND PERFORMANCE

Royce Capital Fund–Small-Cap Portfolio, which uses a disciplined contrarian value approach, had a difficult first half of 2020. The Fund was down 28.4% for the year-to-date period ended 6/30/20 and underperformed both of its small-caps benchmarks: the Russell 2000 Value Index fell 23.5% and the Russell 2000 Index lost 13.0% for the same period.

WHAT WORKED… AND WHAT DIDN’T

For the year-to-date period ended 6/30/20, six of the nine equity sectors in which the Fund had investments finished in the red, with three sectors—Financials, Industrials, and Consumer Discretionary—making substantial negative impacts on results. Communication Services, Health Care, and Consumer Staples made positive, yet very modest, contributions to performance. Banks (Financials) detracted most at the industry level, followed by airlines (Industrials) and specialty retail (Consumer Discretionary). The holding that detracted most in the first half was discount carrier Spirit Airlines as its industry continued to be hit especially hard by substantial restrictions on travel created by the coronavirus. These same developments caused problems for the business of low-cost carrier Allegiant Travel. We exited both positions during the first half.

Retailers have been suffering markedly from contracting economic activity, and this led us to sell our position in footwear manufacturer Caleres. We chose to significantly reduce, rather than sell off, our shares of Designer Brands, whose core business in women’s dress shoes looks capable of an eventual recovery. Throughout the first half, that line was out of step with work-from-home trends which have been more favorable for casual and/or athletic footwear. We acted along similar lines by reducing our position in G-III Apparel Group, which makes and distributes clothing and other items under its own and licensed brand names. We believe the company has been managing its way through the pandemic effectively, even as its exposure to a large multiline retailer remains a concern for us. We also liked its decision in January to reduce the number of retail outlets it manages on behalf of other brands, a move that looks even wiser with hindsight.

The top two contributing industries in 2020’s first half were from Industrials: road & rail and construction & engineering. Global infrastructure, IT, and logistics support service company Vectrus was the top-contributing position for 2020’s first half as it moved full steam ahead on its significant Logcap-V contract with the U.S. army as well as expanding its business into other branches of the military. Recreational boat dealer OneWater Marine benefited from strong sales as outdoor activities that can encompass physical distance saw vibrant consumer demand in the first half. Trucking business Saia expanded its regional reach from the southeastern U.S. into the Northeast, which helped its business to accelerate.

Stock selection drove first-half relative underperformance versus the Russell 2000 Value as sector allocation was moderately additive. Our stock selection and, to a lesser degree, higher weighting made Consumer Discretionary the largest-detracting sector. Health Care also hurt performance via stock selection and our lower exposure, with the former having a greater impact. Industrials followed, also due to stock selection. By contrast, Financials was the top relative performing sector, mostly because of stock selection, though our lower exposure was also modestly additive. Finally, our underweight in Real Estate helped as did the Fund’s cash holdings.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]
Vectrus	0.81	Spirit Airlines	-2.30
OneWater Marine Cl. A	0.54	Designer Brands Cl. A	-1.88
Saia	0.54	Caleres	-1.68
MasTec	0.51	Allegiant Travel	-1.50
Rent-A-Center	0.42	G-III Apparel Group	-1.49
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We continue to see the effects of COVID-19 on the market and the economy, along with the uncertain outlook created by the lack of a vaccine or effective treatment. The Fed has reacted quickly and effectively to keep the financial system liquid, which led the market to price in a relatively quick, ‘V-shaped’ recovery. Yet companies are providing little guidance, if any, and we continue to see cases of the virus growing and spreading in many locations. So while the market is reacting in a manner that indicates 2021 will be similar to 2019, we are anticipating more volatility in the coming months, especially as the election nears. In this unsettled climate, most stocks look expensive to us. Our focus is therefore on companies that appear likely to participate in a sustainable economic recovery. Certain companies that were doing well in 2019 should be able to tread water until either a vaccine or an effective treatment is available. We have been adding names in engineering & construction companies that we think look underpriced, as well as purchasing some property & casualty insurance companies that are showing fewer and more short-lived adverse effects from the pandemic. The downturn also provided an opportunity to buy a software company and a handful of contract manufacturers in the tech space. By contrast, we sold positions in airlines and energy while also cutting back on retail and banks as these areas appear less likely to rebound in the intermediate term.

12 | Royce Capital Fund 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RCPFX RCSSX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)
RCS	-28.45	-21.75	-5.06	-2.58	4.80	4.19	7.36	8.35
Annual Gross Operating Expenses: 1.15% Annual Net Operating Expenses: 1.08%
[1]	Not annualized

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 33 for additional information.

Value of $10,000

Invested on 12/27/96 as of 6/30/20 ($)

Includes reinvestment of distributions.

Top 10 Positions

% of Net Assets

Rent-A-Center	2.5
Evercore Cl. A	2.4
PC Connection	2.4
Miller Industries	2.3
Insight Enterprises	2.1
Korn Ferry	2.1
ArcBest	2.0
James River Group Holdings	2.0
Heidrick & Struggles International	1.9
Sanmina Corporation	1.9

Portfolio Sector Breakdown

% of Net Assets

Industrials	31.7
Financials	24.9
Information Technology	15.9
Consumer Discretionary	14.7
Health Care	4.3
Real Estate	1.7
Communication Services	1.5
Energy	0.7
Consumer Staples	0.5
Cash and Cash Equivalents	4.1

Calendar Year Total Returns (%)

YEAR	RCS
2019	18.7
2018	-8.3
2017	5.4
2016	21.0
2015	-11.8
2014	3.2
2013	34.8
2012	12.5
2011	-3.3
2010	20.5
2009	35.2
2008	-27.2
2007	-2.1
2006	15.6
2005	8.6

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	82	95
From 12/31/96 (Start of Fund’s First Full Quarter)	97	91

Portfolio Diagnostics
Fund Net Assets	$221 million
Number of Holdings	89
Turnover Rate	37%
Average Market Capitalization[1]	$1,077 million
Weighted Average P/B Ratio [2]	1.6x
Active Share [3]	95%
U.S. Investments (% of Net Assets)	89.0%
Non-U.S. Investments (% of Net Assets)	6.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.royceinvest.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Certain immaterial adjustments were made to the net assets of Royce Capital Fund-Small-Cap Portfolio at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross operating expenses for the Investment Class and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.08% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2020 Semiannual Report to Shareholders | 13

Schedule of Investments

Royce Capital Fund - Small-Cap Portfolio
Common Stocks – 95.9%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.5%
ENTERTAINMENT - 0.5%
†SciPlay Corporation Cl. A [1]	70,200	$1,041,066
MEDIA - 1.0%
Saga Communications Cl. A	90,341	2,312,730
Total (Cost $4,351,344)		3,353,796

CONSUMER DISCRETIONARY – 14.7%
AUTO COMPONENTS - 0.8%
Gentex Corporation	73,616	1,897,084
HOTELS, RESTAURANTS & LEISURE - 1.7%
Cheesecake Factory	33,000	756,360
Hilton Grand Vacations [1]	152,509	2,981,551
		3,737,911
HOUSEHOLD DURABLES - 2.2%
La-Z-Boy	44,886	1,214,615
†PulteGroup	105,950	3,605,479
		4,820,094
LEISURE PRODUCTS - 1.8%
†Malibu Boats Cl. A [1]	30,400	1,579,280
†MasterCraft Boat Holdings [1]	123,400	2,350,770
		3,930,050
SPECIALTY RETAIL - 7.5%
American Eagle Outfitters	280,865	3,061,428
Designer Brands Cl. A	166,466	1,126,975
†OneWater Marine Cl. A [1]	107,600	2,612,528
Rent-A-Center	200,860	5,587,925
Shoe Carnival	141,336	4,136,905
		16,525,761
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
G-III Apparel Group [1]	65,995	877,074
Steven Madden	32,606	805,042
		1,682,116
Total (Cost $36,359,938)		32,593,016

CONSUMER STAPLES – 0.5%
FOOD & STAPLES RETAILING - 0.5%
Village Super Market Cl. A	37,340	1,035,065
Total (Cost $826,677)		1,035,065

ENERGY – 0.7%
ENERGY EQUIPMENT & SERVICES - 0.4%
Helmerich & Payne	46,600	909,166
OIL, GAS & CONSUMABLE FUELS - 0.3%
Dorchester Minerals L.P.	34,900	446,022
Penn Virginia [1,2]	26,723	254,670
		700,692
Total (Cost $2,956,384)		1,609,858

FINANCIALS – 24.9%
BANKS - 7.9%
Ames National	107,816	2,128,288
Camden National	64,194	2,217,261
City Holding Company	30,660	1,998,112
CNB Financial	124,632	2,234,652
Financial Institutions	71,028	1,321,831
Landmark Bancorp	32,004	790,819
MidWestOne Financial Group	57,492	1,149,840
National Bankshares	102,234	2,923,892
Northrim BanCorp	41,141	1,034,285
Unity Bancorp	122,589	1,753,022
		17,552,002
CAPITAL MARKETS - 5.1%
† Evercore Cl. A	91,800	5,408,856
Houlihan Lokey Cl. A	50,215	2,793,963
Moelis & Company Cl. A	99,701	3,106,683
		11,309,502
INSURANCE - 7.0%
† CNO Financial Group	150,900	2,349,513
† Heritage Insurance Holdings	29,809	390,200
James River Group Holdings	96,035	4,321,575
† Kemper Corporation	40,400	2,929,808
Kingstone Companies	128,082	566,122
Reinsurance Group of America	32,636	2,559,968
† Selective Insurance Group	46,100	2,431,314
		15,548,500
THRIFTS & MORTGAGE FINANCE - 4.9%
Genworth MI Canada	130,650	3,195,998
Southern Missouri Bancorp	59,467	1,445,048
Timberland Bancorp	89,477	1,629,376
TrustCo Bank Corp. NY	347,455	2,199,390
WSFS Financial	77,899	2,235,702
		10,705,514
Total (Cost $59,456,518)		55,115,518

HEALTH CARE – 4.3%
BIOTECHNOLOGY - 1.9%
Catalyst Pharmaceuticals [1]	597,900	2,762,298
†Coherus BioSciences [1,2]	74,612	1,332,570
		4,094,868
HEALTH CARE PROVIDERS & SERVICES - 1.5%
Ensign Group (The)	70,914	2,967,751
Pennant Group [1]	17,857	403,568
		3,371,319
PHARMACEUTICALS - 0.9%
Supernus Pharmaceuticals [1]	82,900	1,968,875
Total (Cost $7,815,569)		9,435,062

INDUSTRIALS – 31.7%
AEROSPACE & DEFENSE - 2.5%
Magellan Aerospace	272,400	1,448,680
Vectrus [1]	84,207	4,137,090
		5,585,770
BUILDING PRODUCTS - 0.5%
† UFP Industries	21,900	1,084,269
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Herman Miller	28,303	668,234
Kimball International Cl. B	257,682	2,978,804
		3,647,038
CONSTRUCTION & ENGINEERING - 7.9%
Comfort Systems USA	81,171	3,307,718
†Great Lakes Dredge & Dock [1]	308,013	2,852,200
†MasTec [1]	71,900	3,226,153
MYR Group [1]	93,501	2,983,617
†Northwest Pipe [1]	113,471	2,844,718
†Primoris Services	128,154	2,276,015
		17,490,421

14 | Royce Capital Fund 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Capital Fund - Small-Cap Portfolio (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY - 4.2%
Alamo Group	10,207	$1,047,646
Federal Signal	35,422	1,053,096
Meritor [1]	100,730	1,994,454
Miller Industries	173,471	5,164,232
		9,259,428
PROFESSIONAL SERVICES - 7.8%
Heidrick & Struggles International	199,061	4,303,699
Kforce	100,396	2,936,583
Korn Ferry	149,107	4,582,058
Resources Connection	203,980	2,441,641
Robert Half International	56,864	3,004,125
		17,268,106
ROAD & RAIL - 5.7%
ArcBest	164,425	4,358,907
Old Dominion Freight Line	12,806	2,171,769
Saia [1]	26,800	2,979,624
Werner Enterprises	69,239	3,013,974
		12,524,274
TRADING COMPANIES & DISTRIBUTORS - 1.4%
BMC Stock Holdings [1]	122,332	3,075,426
Total (Cost $66,050,407)		69,934,732

INFORMATION TECHNOLOGY – 15.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 12.1%
†ePlus [1]	48,471	3,425,930
Fabrinet [1]	46,102	2,877,687
Insight Enterprises [1]	94,952	4,671,638
Methode Electronics	26,622	832,204
PC Connection	115,603	5,359,355
†Plexus Corporation [1]	27,400	1,933,344
Sanmina Corporation [1]	170,593	4,271,649
Vishay Intertechnology	218,799	3,341,061
		26,712,868
IT SERVICES - 0.7%
† CSG Systems International	6,940	287,246
Hackett Group (The)	86,307	1,168,597
		1,455,843
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Advanced Energy Industries [1]	24,108	1,634,281
Kulicke & Soffa Industries	166,226	3,462,488
MKS Instruments	15,791	1,788,173
		6,884,942
Total (Cost $29,580,922)		35,053,653

REAL ESTATE – 1.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
Marcus & Millichap [1]	130,019	3,752,348
Total (Cost $3,892,671)		3,752,348

TOTAL COMMON STOCKS
(Cost $211,290,430)		211,883,048

REPURCHASE AGREEMENT– 3.5%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $7,757,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $7,912,146)
(Cost $7,757,000)		$7,757,000

TOTAL INVESTMENTS – 99.4%
(Cost $219,047,430)		219,640,048

CASH AND OTHER ASSETS LESS LIABILITIES – 0.6%		1,316,573

NET ASSETS – 100.0%		$220,956,621

†	New additions in 2020.

[1]	Non-income producing.

[2]	All or a portion of these securities were on loan at June 30, 2020.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2020, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2020 Semiannual Report to Shareholders | 15

Statements of Assets and Liabilities	June 30, 2020 (unaudited)

	Micro-Cap Portfolio	Small-Cap Portfolio
ASSETS:
Investments at value (including collateral on loaned securities)[1]	$120,324,641	$211,883,048
Repurchase agreements (at cost and value)	1,299,000	7,757,000
Cash and foreign currency	7,243	18,600
Receivable for investments sold	687,141	1,896,902
Receivable for capital shares sold	16,438	112,237
Receivable for dividends	56,588	133,842
Receivable for securities lending income	541	42
Prepaid expenses and other assets	3,443	7,363
Total Assets	122,395,035	221,809,034
LIABILITIES:
Payable for collateral on loaned securities	206,489	–
Payable for investments purchased	202,777	502,960
Payable for capital shares redeemed	206,412	80,788
Payable for investment advisory fees	117,500	165,843
Payable for trustees’ fees	8,179	17,819
Accrued expenses	51,579	85,003
Total Liabilities	792,936	852,413
Net Assets	$121,602,099	$220,956,621
ANALYSIS OF NET ASSETS:
Paid-in capital	$105,502,650	$274,576,838
Total distributable earnings (loss)	16,099,449	(53,620,217)
Net Assets	$121,602,099	$220,956,621
Investment Class	$106,081,116	$127,538,736
Service Class	15,520,983	93,417,885
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	12,284,121	21,761,707
Service Class	1,839,315	16,323,303
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)
Investment Class	$8.64	$5.86
Service Class	8.44	5.72
Investments at identified cost	$110,317,228	$211,290,430
Market value of loaned securities[2]	3,190,515	1,360,688

[1]	See Notes to Financial Statements for information on non-cash collateral on loaned securities.

[2]	Market value of loaned securities backed by non-cash collateral is as of prior business day.

16 | Royce Capital Fund 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Six Months Ended June 30, 2020 (unaudited)

	Micro-Cap Portfolio	Small-Cap Portfolio
INVESTMENT INCOME:
INCOME:
Dividends	$609,018	$3,169,077
Foreign withholding tax	(11,727)	(121,686)
Interest	5,281	7,131
Securities lending	12,461	820
Total income	615,033	3,055,342
EXPENSES:
Investment advisory fees	786,964	1,283,835
Distribution fees	22,117	155,785
Administrative and office facilities	43,942	87,375
Shareholder reports	26,975	32,824
Audit	15,445	15,926
Trustees’ fees	15,221	34,266
Custody	12,113	28,663
Shareholder servicing	7,354	7,181
Legal	3,913	15,453
Other expenses	6,122	12,685
Total expenses	940,166	1,673,993
Compensating balance credits	(96)	(53)
Fees waived by investment adviser	(46,929)	(99,611)
Expenses reimbursed by investment adviser	(33,697)	(32,025)
Net expenses	859,444	1,542,304
Net investment income (loss)	(244,411)	1,513,038
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	4,211,634	(61,248,055)
Foreign currency transactions	(7,473)	(32,249)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(24,572,843)	(37,664,127)
Other assets and liabilities denominated in foreign currency	2,758	10
Net realized and unrealized gain (loss) on investments and foreign currency	(20,365,924)	(98,944,421)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(20,610,335)	$(97,431,383)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2020 Semiannual Report to Shareholders | 17

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
INVESTMENT OPERATIONS:
Net investment income (loss)	$(244,411)	$(649,447)	$1,513,038	$3,054,702
Net realized gain (loss) on investments and foreign currency	4,204,161	2,092,296	(61,280,304)	3,764,354
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(24,570,085)	24,779,961	(37,664,117)	33,770,814
Net increase (decrease) in net assets from investment operations	(20,610,335)	26,222,810	(97,431,383)	40,589,870
DISTRIBUTIONS:
Total distributable earnings
Investment Class	–	(11,752,195)	–	(21,338,300)
Service Class	–	(2,426,040)	–	(27,129,064)
Total distributions	–	(14,178,235)	–	(48,467,364)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	7,175,001	10,068,959	15,272,859	15,075,395
Service Class	2,418,342	16,944,428	9,513,044	315,873,262
Distributions reinvested
Investment Class	–	11,752,195	–	21,338,300
Service Class	–	2,426,040	–	27,129,064
Value of shares redeemed
Investment Class	(16,947,176)	(28,638,535)	(13,235,239)	(43,316,043)
Service Class	(9,532,211)	(7,600,024)	(91,904,358)	(205,170,757)
Net increase (decrease) in net assets from capital share transactions	(16,886,044)	4,953,063	(80,353,694)	130,929,221
Net Increase (Decrease) in Net Assets	(37,496,379)	16,997,638	(177,785,077)	123,051,727
NET ASSETS:
Beginning of period	159,098,478	142,100,840	398,741,698	275,689,971
End of period	$121,602,099	$159,098,478	$220,956,621	$398,741,698

18 | Royce Capital Fund 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Micro-Cap Portfolio–Investment Class
2020†	$9.75	$(0.01)	$(1.10)	$(1.11)	$–	$–	$–	$8.64	(11.38)%[1]	$106,081	1.46%[2]	1.46%[2]	1.33%[2]	(0.36)%[2]	16%
2019	8.97	(0.04)	1.77	1.73	–	(0.95)	(0.95)	9.75	19.55	132,008	1.43	1.43	1.33	(0.41)	26
2018	10.39	(0.03)	(0.90)	(0.93)	–	(0.49)	(0.49)	8.97	(9.13)	127,457	1.39	1.39	1.33	(0.30)	28
2017	11.11	(0.02)	0.58	0.56	(0.08)	(1.20)	(1.28)	10.39	5.29	164,656	1.38	1.38	1.38	(0.22)	30
2016	9.34	0.03	1.81	1.84	(0.07)	–	(0.07)	11.11	19.71	177,444	1.36	1.36	1.36	0.02	57
2015	11.37	0.03	(1.45)	(1.42)	–	(0.61)	(0.61)	9.34	(12.46)	369,991	1.32	1.32	1.32	0.27	51
Micro-Cap Portfolio–Service Class
2020†	$9.54	$(0.02)	$(1.08)	$(1.10)	$–	$–	$–	$8.44	(11.53)%[1]	$15,521	1.72%[2]	1.72%[2]	1.58%[2]	(0.58)%[2]	16%
2019	8.80	(0.06)	1.73	1.67	–	(0.93)	(0.93)	9.54	19.24	27,090	1.71	1.71	1.58	(0.66)	26
2018	10.21	(0.06)	(0.87)	(0.93)	–	(0.48)	(0.48)	8.80	(9.29)	14,644	1.64	1.64	1.58	(0.57)	28
2017	10.93	(0.04)	0.57	0.53	(0.06)	(1.19)	(1.25)	10.21	5.02	32,067	1.64	1.64	1.58	(0.43)	30
2016	9.20	(0.02)	1.80	1.78	(0.05)	–	(0.05)	10.93	19.37	34,675	1.65	1.65	1.58	(0.15)	57
2015	11.23	0.00	(1.42)	(1.42)	–	(0.61)	(0.61)	9.20	(12.61)	23,928	1.60	1.60	1.56	0.01	51
Small-Cap Portfolio–Investment Class
2020†	$8.19	$0.04	$(2.37)	$(2.33)	$–	$–	$–	$5.86	(28.45)%[1]	$127,539	1.20%[2]	1.20%[2]	1.08%[2]	1.29%[2]	37%
2019	7.87	0.09	1.37	1.46	(0.06)	(1.08)	(1.14)	8.19	18.67	173,492	1.15	1.15	1.08	1.04	111
2018	8.77	0.06	(0.78)	(0.72)	(0.07)	(0.11)	(0.18)	7.87	(8.24)	171,561	1.11	1.11	1.08	0.62	56
2017	8.41	0.05	0.39	0.44	(0.08)	–	(0.08)	8.77	5.26	228,620	1.11	1.11	1.11	0.55	91
2016	8.43	0.13	1.66	1.79	(0.17)	(1.64)	(1.81)	8.41	20.96	248,244	1.09	1.09	1.09	0.89	78
2015	12.65	0.17	(1.66)	(1.49)	(0.09)	(2.64)	(2.73)	8.43	(11.80)	356,258	1.06	1.06	1.06	1.26	59
Small-Cap Portfolio–Service Class
2020†	$8.01	$0.03	$(2.32)	$(2.29)	$–	$–	$–	$5.72	(28.59)%[1]	$93,418	1.42%[2]	1.42%[2]	1.33%[2]	1.06%[2]	37%
2019	7.69	0.06	1.35	1.41	(0.04)	(1.05)	(1.09)	8.01	18.44	225,250	1.39	1.39	1.33	0.86	111
2018	8.55	0.04	(0.76)	(0.72)	(0.03)	(0.11)	(0.14)	7.69	(8.50)	104,129	1.34	1.34	1.33	0.31	56
2017	8.20	0.02	0.40	0.42	(0.07)	–	(0.07)	8.55	5.10	263,549	1.34	1.34	1.34	0.32	91
2016	8.27	0.03	1.69	1.72	(0.15)	(1.64)	(1.79)	8.20	20.53	267,445	1.34	1.34	1.34	0.69	78
2015	12.44	0.13	(1.62)	(1.49)	(0.04)	(2.64)	(2.68)	8.27	(11.97)	128,285	1.31	1.31	1.31	1.00	59

†	Six months ended June 30, 2020 (unaudited).

[1]	Not annualized

[2]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2020 Semiannual Report to Shareholders | 19

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.

Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20 | Royce Capital Fund 2020 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2020. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Micro-Cap Portfolio
Common Stocks	$114,709,302	$5,083,350	$325,500	$120,118,152
Repurchase Agreement	–	1,299,000	–	1,299,000
Money Market Fund/Collateral Received for Securities Loaned	206,489	–	–	206,489
Small-Cap Portfolio
Common Stocks	211,883,048	–	–	211,883,048
Repurchase Agreement	–	7,757,000	–	7,757,000

Level 3 Reconciliation:

	BALANCE AS OF 12/31/19	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 6/30/20
Micro-Cap Portfolio
Common Stocks	$390,600	$ –	$ –	$ –	$ (65,100)	$325,500

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 6/30/20	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]
Micro-Cap Portfolio
Common Stocks	$325,500	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2020 are overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Royce Capital Fund 2020 Semiannual Report to Shareholders | 21

Notes to Financial Statements (unaudited) (continued)

SECURITIES LENDING (continued):

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds at June 30, 2020:

		SECURITIES ON LOAN
	CASH COLLATERAL[1]	COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Micro-Cap Portfolio	$206,489	$(208,631)	$(2,142)

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian at June 30, 2020:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Micro-Cap Portfolio	$3,052,256	$(2,981,884)	$70,372
Small-Cap Portfolio	1,397,578	(1,360,688)	36,890

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

22 | Royce Capital Fund 2020 Semiannual Report to Shareholders

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 9, 2020. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate, plus 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2020.

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
Micro-Cap Portfolio
Investment Class	883,489	1,027,456	–	1,230,597	(2,137,185)	(2,926,998)	(1,253,696)	(668,945)
Service Class	296,624	1,716,087	–	259,748	(1,296,786)	(800,434)	(1,000,162)	1,175,401
Small-Cap Portfolio
Investment Class	2,764,540	1,764,136	–	2,624,637	(2,178,684)	(5,015,894)	585,856	(627,121)
Service Class	1,881,801	35,891,966	–	3,412,461	(13,676,072)	(24,726,900)	(11,794,271)	14,577,527

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain the Funds’ net annual operating expense ratios at specified levels through April 30, 2021, and is shown below to the extent that it impacted net expenses for the six months ended June 30, 2020. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS	COMMITTED NET ANNUAL OPERATING		SIX MONTHS ENDED
		EXPENSE RATIO CAP[1]		JUNE 30, 2020 (UNAUDITED)

		Investment Class[1]	Service Class[1]	Net advisory fees	Advisory fees waived
Micro-Cap Portfolio	1.25%	1.33%	1.58%	$740,035	$46,929
Small-Cap Portfolio	1.00%	1.08%	1.33%	1,184,224	99,611

[1]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2020, Micro-Cap Portfolio-Service Class recorded distribution fees of $22,117 and Small-Cap Portfolio-Service Class recorded distribution fees of $155,785.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2020, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES
Micro-Cap Portfolio	$20,254,294	$25,553,907
Small-Cap Portfolio	93,198,681	155,633,649

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Trustees. Cross trades for the six months ended June 30, 2020, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Micro-Cap Portfolio	$143,840	$782,739	$156,364

Royce Capital Fund 2020 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses:

Class specific expenses were as follows for the six months ended June 30, 2020:

	DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Micro-Cap Portfolio – Investment Class	$–	$3,926	$24,130	$(45)	$28,011	$28,011
Micro-Cap Portfolio – Service Class	22,117	3,428	2,845	(17)	28,373	5,686
	22,117	7,354	26,975	(62)		33,697
Small-Cap Portfolio – Investment Class	–	3,735	19,677	(38)	23,374	23,374
Small-Cap Portfolio – Service Class	155,785	3,446	13,147	(15)	172,363	8,651
	155,785	7,181	32,824	(53)		32,025

TAX INFORMATION:

At June 30, 2020, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED APPRECIATION	GROSS UNREALIZED
	TAX BASIS COST	(DEPRECIATION)	Appreciation	Depreciation
Micro-Cap Portfolio	$ 111,653,160	$ 9,970,481	$ 29,846,737	$ 19,876,256
Small-Cap Portfolio	221,153,525	(1,513,477)	24,525,063	26,038,540

The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Subsequent Events:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. Royce was an indirect, majority-owned subsidiary of Legg Mason prior to the transaction. As a result of the transaction, Royce, the investment adviser to each Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940, consummation of the transaction automatically terminated the investment advisory agreement that was in place for the Funds prior to the transaction (referred to herein as the “Prior Agreement”). Royce continues to provide uninterrupted services to the Funds pursuant to a new investment advisory agreement that was recently approved by Fund shareholders. The terms and conditions of the new investment advisory agreement for each Fund are substantially identical to those of its Prior Agreement. Each Fund’s contractual investment advisory fee rate remains the same under its new investment advisory agreement. Royce will continue to operate as an independent investment organization with its own brand after completion of the transaction. There are no changes planned to the management of the organization or investment teams at Royce as a result of the transaction.

24 | Royce Capital Fund 2020 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period ended June 30, 2020. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2020, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During the Period[1]	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Investment Class
Micro-Cap Portfolio	$1,000.00	$886.15	$6.24	$1,000.00	$1,018.25	$6.67	1.33%
Small-Cap Portfolio	1,000.00	715.51	4.61	1,000.00	1,019.49	5.42	1.08%
Service Class
Micro-Cap Portfolio	1,000.00	884.70	7.40	1,000.00	1,017.01	7.92	1.58%
Small-Cap Portfolio	1,000.00	714.11	5.67	1,000.00	1,018.25	6.67	1.33%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Royce Capital Fund 2020 Semiannual Report to Shareholders | 25

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1,2

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 1982

Non-Royce Directorships: Director of Oxford Square Capital Corp.

Principal Occupation(s) During Past Five Years: A member of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Trustee1, President

Age: 55 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 71 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Arthur S. Mehlman, Trustee

Age: 78 | Number of Funds Overseen: 36 | Tenure: Since 2004

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Trustee

Age: 74 | Number of Funds Overseen: 36 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee

Age: 62 | Number of Funds Overseen: 16 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President

Age: 52 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 58 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 54 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 53 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 60 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

2 Resigned effective as of the close of business on July 30, 2020.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

26 | Royce Capital Fund 2020 Semiannual Report to Shareholders

Board Approval of Current Investment Advisory Agreement

At meetings held on May 27-28, 2020, the Board of Trustees of Royce Capital Fund (the “Board”), including all of the non-interested trustees, approved the continuation of the investment advisory agreement in place (the “Current Agreement”) between Royce & Associates, LP (“Royce”) and Royce Capital Fund (“RCF”) relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (each, a “Fund” and together, the “Funds”). In reaching these decisions, the Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by Royce and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. Royce also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services Royce receives, payments made to affiliates of Royce, as well as payments made by Royce, relating to distribution of Fund shares, and other direct and indirect benefits to Royce and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from Royce. The Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by Royce’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund shareholders between Royce and each Fund. In considering factors relating to the approval of the continuance of the Current Agreement, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for each Fund was considered at the same Board meeting, the trustees dealt with each Fund separately. Among other factors, the trustees noted that they considered the following:

The nature, extent and quality of services provided by Royce.

The Board considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Current Agreement: (i) Royce’s more than 45 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing the Funds; (iii) Royce’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing the Funds, other open-end mutual funds, and closed-end funds over more than 45 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management talent; and (viii) Royce’s focus on shareholder interests as exemplified by capping expenses on smaller funds and providing expansive shareholder reporting and communications. The Board reviewed the services that Royce provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that Royce provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between RCF and Royce. The Board determined that the services to be provided to each Fund by Royce would be the same as those that it previously provided to each Fund. The trustees also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the Board noted Royce’s ability to attract and retain qualified and experienced personnel. The Board concluded that the investment advisory services provided by Royce to each Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce would continue to be suitable for each Fund.

Investment performance of the Funds and Royce. Although the registered investment companies managed by Royce currently span a wider risk spectrum than they have historically, Royce generally emphasizes a risk-averse approach to investing. In light of that approach, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.

The Board noted that domestic and international equity markets rebounded nicely in 2019 from the steep declines that took place during 2018’s fourth quarter. Although large-cap indices outperformed their smaller counterparts, the major micro-, small-, and mid-cap indices still posted impressive returns in 2019. The advance for small-cap stocks was particularly broad-based, with the large majority of issuers and sectors posting positive returns. Biotech, software, and other growth stocks were among those within the small-cap space that outperformed during the period. The Board noted Royce Micro-Cap Portfolio (“RCM”) ranked within the 2nd Sharpe Ratio quartile in its peer group for the 1-year and 3-year periods ended December 31, 2019 while Royce Small-Cap Portfolio (“RCS”) ranked within the 4th and 1st Sharpe Ratio quartiles in its peer group for the 1-year period and the 3-year period, respectively, ended December 31, 2019. The Board noted that the increased return dispersion, declining correlation, and steepening yield curve that have characterized the last few year have generally resulted in improved relative performance for each Fund, albeit less so for RCS than RCM.

The Board further noted that RCM ranked within the 3rd and 4th Sharpe Ratio quartiles in its peer group for the 5-year period and the 10-year period, respectively, ended December 31, 2019, while RCS ranked within the 4th Sharpe Ratio quartile in its peer group for the 5-year and 10-year periods ended December 31, 2019. A large portion of this post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, nonearning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies generally favored by both Funds. The trustees also noted, however, that the relative performance for both Funds during the more historically customary market cycle preceding the 2008 financial crisis was quite strong.

Royce Capital Fund 2020 Semiannual Report to Shareholders | 27

Board Approval of Current Investment Advisory Agreement (continued)

In addition to each Fund’s risk–adjusted performance, the Board also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records over periods of 10 years or longer. The Board noted that Royce manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indices and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions as well as in more recent periods. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that Royce continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the approval of the continuance of the Current Agreement.

Cost of the services provided and profits realized by Royce from its relationship with each Fund.

The Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with each Fund. As part of the analysis, the trustees discussed with Royce its methodology in allocating its costs to each Fund and concluded that Royce’s allocations were reasonable. The Board concluded that Royce’s profits during the year ended December 31, 2019 were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients.

The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Current Agreement to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Broadridge. The trustees noted that the contractual advisory fee rate for each Fund exceeded the median of its Broadridge-assigned peers. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses. It was noted that RCM’s net expense ratio of 1.33% placed in the 3rd quartile, 8 basis points higher than the median of the peer group assigned by Broadridge, primarily due to its higher investment advisory fee as compared to such peer group median. The trustees further noted that RCM’s net expense ratio was actually 11 basis points lower than the average expense ratio for the 26 non-institutional, non-ETF domestic funds with weighted average market capitalizations of less than $1 billion within the Morningstar database. The trustees noted that RCS’s net expense ratio of 1.08% placed in the 2nd quartile, 5 basis points lower than the median of the peer group assigned by Broadridge. The trustees further noted that RCS’s net expense ratio was also 8 basis points lower than the average expense ratio for the 249 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less).

The Board also noted that Royce manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. Royce presented several analyses to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The trustees noted that the active shares for RCM and RCS were 89% and 96%, respectively, for the calendar year ended December 31, 2019.

The Board further noted that Royce had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The Board also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of service that Royce provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

No single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, approved the continuation of the Current Agreement, concluding that continuation of such Agreement was in the best interest of the shareholders of each Fund and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

The Board also noted that it had approved new and interim investment advisory agreements for the Funds in connection with Franklin Resources Inc.’s pending acquisition of Legg Mason, Inc., Royce’s indirect corporate parent, at a meeting held on April 22, 2020. The Board was advised at such meeting that the completion of such transaction would constitute a “change of control” under the Investment Company Act of 1940 (the “1940 Act”) that would result in the termination of the Current Agreement. The Board was further informed at such meeting that effectiveness of the new investment advisory agreement is subject to its approval by the shareholders of each Fund in accordance with the requirements of the 1940 Act and the completion of such transaction. After weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, also determined to ratify its approval of the new and interim investment advisory agreements, concluding that such agreements were in the best interest of the shareholders of each Fund and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

28 | Royce Capital Fund 2020 Semiannual Report to Shareholders

Board Approval of New Investment Advisory Agreement

On February 17, 2020, Legg Mason, Inc. (“Legg Mason”), the indirect corporate parent of Royce & Associates, LP (“Royce”), entered into a definitive agreement (the “Transaction Agreement”) with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (referred to herein as “Franklin Templeton”), pursuant to which Franklin Templeton would, subject to the satisfaction of certain terms and conditions, acquire Legg Mason (referred to herein as the “Transaction”). At a meeting of the Board of Trustees of Royce Capital Fund (the “Board”) held on April 21, 2020 (the “April Board Meeting”), representatives of Royce, Legg Mason, and Franklin Templeton made presentations to, and responded to questions from, the Board regarding the Transaction and Franklin Templeton’s plans and intentions regarding Legg Mason’s asset management business, including the preservation and continued investment autonomy of Royce and the combination of the distribution resources of Royce, Legg Mason, and Franklin Templeton. The Board was advised that the Transaction, if completed, would constitute a “change of control” under the Investment Company Act of 1940 (the “1940 Act”) that would result in the termination of the investment advisory agreement in place between Royce and Royce Capital Fund (“RCF”) with respect to each series of RCF (referred to herein as the “Current Agreement”). At the April Board Meeting, which included meetings of the full Board and separate meetings of the non-interested trustees, the Board considered, among other things, whether it would be in the best interests of each Fund and its shareholders for the Board to approve a new investment advisory agreement between Royce and RCF with respect to each Fund (referred to herein as the “New Agreement”), and the anticipated impacts of the Transaction on each Fund and its shareholders. The Board, including a majority of the non-interested trustees, approved the New Agreement at the April Board Meeting. The Board was advised that effectiveness of the New Agreement would be subject to its approval by the shareholders of each Fund in accordance with the requirements of the 1940 Act and completion of the Transaction.

To assist the Board in its consideration of the New Agreement, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization. Franklin Templeton and Legg Mason also provided materials and information about the Transaction. The non-interested trustees, through their independent legal counsel, also requested and received additional information from Franklin Templeton and Legg Mason in connection with the non-interested trustees’ consideration of the New Agreement. The additional information was provided in advance of the April Board Meeting. After the presentations and after reviewing the written materials provided, the non-interested trustees met in executive session with their counsel to consider the New Agreement.

The Board’s evaluation of the New Agreement reflected the information provided specifically in connection with their review of the New Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreement at in-person meetings held on June 5, 2019 and at other Board meetings held thereafter.

Among other things, the trustees considered:

(i) the reputation, experience, financial strength, and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries, including Royce;

(iii) that Franklin Templeton and Legg Mason have informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent, and quality of services provided to the Funds and their respective shareholders by Royce, including compliance and non-advisory services, and has represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that there will not be any changes to each Fund’s custodian or other service providers as a result of the Transaction;

(v) that Franklin Templeton has informed the Board that it has no present intention to alter the currently effective fee waiver and expense reimbursement arrangements for the Funds, and, while it reserves the right to do so in the future, it would consult with the Board before making any future changes;

(vi) that Franklin Templeton does not expect to propose any changes to the investment objective or principal investment strategies of either Fund as a result of the Transaction;

(vii) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment and distribution opportunities;

(viii) that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Funds to grow assets and lower fees and expenses by spreading expenses over a larger asset base;

(ix) that each of Franklin Templeton and Legg Mason will derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the fact that each Fund’s contractual investment advisory fee rate and administrative fee arrangements will remain the same and will not increase by virtue of the New Agreement;

(xi) the terms and conditions of the New Agreement, including that the New Agreement is substantially identical to the Current Agreement except for the date of execution, effectiveness, and termination, and certain non-material updating changes;

(xii) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreement;

(xiii) that the Current Agreement is the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, and that on June 5, 2019 the Board had performed a full review of and approved the Current Agreement as required by the 1940 Act and had determined in the exercise of its business judgment that Royce has the capabilities, resources, and personnel necessary to provide the services provided to each Fund, and that the investment advisory fees paid by or in respect of each Fund, taking into account any applicable voluntary fee waiver and expense reimbursement arrangements, represent reasonable compensation to Royce in light of the services provided, the costs to Royce of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board considered relevant in the exercise of its business judgment, and represented an appropriate sharing between Fund shareholders and Royce of any economies of scale in the management of each Fund at current and anticipated asset levels;

(xiv) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreement, including the legal costs associated with the proxy solicitation, regardless of whether the Transaction is consummated; and

(xv) that under the Transaction Agreement, Franklin Templeton acknowledged that Legg Mason had entered into such Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction, no more than 25% of the trustees shall be “interested persons” (as defined in the 1940 Act) of Royce, and (b) for a period of not less than two years after the closing of the Transaction, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on either Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions, or understandings applicable thereto.

Royce Capital Fund 2020 Semiannual Report to Shareholders | 29

Board Approval of New Investment Advisory Agreement (continued)

Certain of these considerations are discussed in more detail below.

In their deliberations, the trustees considered information received in connection with the most recent approval or continuation of the Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreement. The Board also took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, liquidity risk management, cybersecurity risk, allocation of brokerage commissions, “soft dollar” research services received by Royce, payments made to affiliates of Royce, as well as payments made by Royce relating to the distribution of each Fund’s shares, and other direct and indirect benefits to Royce and its affiliates from their relationship with the Funds. The trustees did not identify any particular information that was all-important or controlling, and each trustee may have attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board encompassed each of the Funds. The discussion below for each Fund covers both the investment advisory functions rendered by Royce for the Fund pursuant to the New Agreement and the administrative functions rendered by Royce for the Funds pursuant to the Administration Agreement, by and between Royce and RCF. The non-interested trustees considered the New Agreement separately with respect to each Fund in the course of their review.

The non-interested trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the non-interested trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreement. The non-interested trustees also reviewed and discussed the proposed approval of the New Agreement with their independent legal counsel in a private session at which no representatives of Royce, Legg Mason, or Franklin Templeton were present.

Nature, extent, and quality of the services under the New Agreement.

The Board received and considered information regarding the nature, extent, and quality of services provided to the Funds by Royce under the Current Agreement. The Board considered the following factors to be of fundamental importance to its consideration of the Current Agreement: (i) Royce’s more than 45 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing many of the Funds; (iii) Royce’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 45 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management talent; and (viii) Royce’s focus on shareholder interests as exemplified by capping expenses on smaller funds and providing expansive shareholder reporting and communications. The Board also reviewed the services that Royce provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that Royce provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between Royce and RCF. The Board also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund. Lastly, the Board also noted Royce’s ability to attract and retain qualified and experienced personnel.

In evaluating the nature, extent, and quality of the services to be provided to the Funds by Royce under the New Agreement, the trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Royce, and that Franklin Templeton and Legg Mason have advised the Board that, following the completion of the Transaction, there is not expected to be any diminution in the nature, extent, and quality of the services provided to the Funds and their shareholders by Royce, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel for either Fund as a result of the Transaction. The Board also considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition. The Board recognized the importance of the Funds having an investment adviser with access to significant organizational and financial resources.

The Board received and considered information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category” in connection with its consideration of the Current Agreement. The Board was provided with a description of the methodology used to determine the similarity of each Fund with the funds included in its peer group. It was noted that while the trustees found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance and attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was also noted that the Board received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmark and against its peers. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Board noted the explanations from Royce concerning the Fund’s relative performance versus the peer group for the various periods. The Board also reviewed and considered the Funds’ absolute total returns, monthly rolling average returns, and down-market performance, and long-term performance records for periods exceeding 10 years.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton, Legg Mason, and Royce, the trustees determined that the Transaction was not expected to affect adversely the nature, extent, and quality of services provided by Royce and that the Transaction was not expected to have a material adverse effect on Royce’s ability to provide those services, and the Board concluded that, overall, the nature, extent, and quality of services expected to be provided, including performance, under the New Agreement were sufficient for approval.

30 | Royce Capital Fund 2020 Semiannual Report to Shareholders

Board Approval of New Investment Advisory Agreement (continued)

Investment advisory fees and expense ratios.

The Board reviewed and considered each Fund’s contractual investment advisory fee rate, the actual investment advisory fee rate paid by each Fund, and each Fund’s total and net operating expense ratio in light of the nature, extent, and quality of the investment advisory services provided to each Fund by Royce in connection with its consideration of the Current Agreement. In addition, the Board has also received and considered information provided by Broadridge comparing each Fund’s contractual investment advisory fee rate, the actual investment advisory fee rate paid by each Fund, and each Fund’s total and net expense ratios with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Morningstar. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board has also noted in the past that Royce manages each Fund in an active fashion and that each Fund has historically had a high active share score. The trustees also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s investment advisory fees compared favorably to these other accounts.

In evaluating the costs of the services to be provided by Royce under the New Agreement, the trustees considered, among other things, whether investment advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton, Legg Mason, and Royce, the trustees determined that the Transaction would not increase the total fees payable by either Fund for investment advisory services.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the investment advisory fee for each Fund was reasonable in light of the nature, extent, and quality of the services to be provided under the New Agreement.

Profitability and economies of scale.

The Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with each Fund in connection with its consideration of the Current Agreement. As part of the analysis, the Board discussed with Royce its methodology in allocating its costs to each Fund and concluded that Royce’s allocations were reasonable. The Board concluded that Royce’s profits with respect to each Fund were reasonable in relation to the nature and quality of services provided.

The Board also considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale in connection with its consideration of the Current Agreement. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable and that the relevant shareholders sufficiently participated in economies of scale and that no changes were necessary.

The trustees noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect Royce’s profitability from its relationship with the Funds, nor to quantify at this time any possible future economies of scale, but the trustees noted they would continue to evaluate these matters going forward.

Other benefits to Royce.

The Board considered other benefits received by Royce as a result of its relationship with each Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory and other services to each Fund and the ongoing commitment of Royce to the Funds, the Board considered that the ancillary benefits that Royce received were reasonable. In evaluating the fall-out benefits to be received by Royce under the New Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreement. Based on their review of the materials provided, and their discussions with Franklin Templeton and Legg Mason, the trustees determined that those benefits could include increased ability for Franklin Templeton, Legg Mason, and Royce to distribute shares of their funds and other investment products. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Royce name in connection with operating and marketing of its funds. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion.

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the trustees, including the non-interested trustees, unanimously concluded that the New Agreement, including the fees payable by each Fund thereunder, was fair and reasonable and that entering into the New Agreement was in the best interests of each Fund’s shareholders, and they voted to approve the New Agreement and to recommend that the shareholders of each Fund approve the New Agreement.

Royce Capital Fund 2020 Semiannual Report to Shareholders | 31

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. As required by the Liquidity Rule, Royce Capital Fund (the “Trust”) adopted and implemented a written Liquidity Risk Management Program (as amended from time to time, the “LRMP”) which took effect on December 1, 2018.

The LRMP is designed to assess and manage the liquidity risk of each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (each, a “Fund” and together, the “Funds”), taking into consideration each Fund’s: (i) investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) short and long-term cash flow projections; (iii) holdings of cash and cash equivalents; and (iv) access to other funding sources, including custodian overdrafts and the Funds’ line of credit. In this context, liquidity risk refers to the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of the Chief Risk Officer of Royce Investment Partners (“Royce”) as the administrator of the LRMP (in such capacity, the “Administrator”). The Administrator reports directly to the Board and serves at its pleasure in her capacity as Administrator. Such person also reports directly to Royce’s Chief Executive Officer in her capacity as Royce’s Chief Risk Officer. The members of Royce’s Risk Management Committee and its Legal & Compliance Department serve the Administrator in an advisory capacity. The Administrator may also consult with Royce’s portfolio management, administration, and trading personnel to the extent such person deems it necessary or appropriate to carry out the duties assigned to the Administrator under the LRMP. The Trust has retained a third-party liquidity vendor that performs various functions in connection with the administration of the LRMP, including classifying the liquidity of each Fund investment.

In accordance with the requirements of the Liquidity Rule and the LRMP, each Fund must classify each of its investments into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less.

•	Moderately liquid investments – convertible to cash in three to seven calendar days.

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days.

•	Illiquid investments – cannot not be sold or disposed of within seven calendar days.

In addition, the LRMP prohibits a Fund from acquiring any illiquid investment if, immediately after such acquisition, it would have invested more than 15% of its net assets in illiquid investments. Liquidity classification determinations take into account a variety of factors, including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from the third-party liquidity vendor.

Each Fund has been classified as a “primarily highly liquid fund” under the LRMP. For these purposes, a primarily highly liquid fund must hold more than 50% of its net assets in highly liquid investments. A Fund would cease to be a primarily highly liquid fund if its highly liquid investments fell to 50% or less of its net assets as of the end of any calendar month.

The Administrator presented a report to the Board at its meeting on February 19, 2020 that addressed the adequacy and effectiveness of the LRMP during the period December 1, 2018 to December 31, 2019 (the “covered period”). Among other things, the report provided summary information regarding overall market liquidity and the Funds’ compliance with various liquidity-related requirements along with examples of how the Administrator, Royce’s Risk Management Committee, and the relevant portfolio managers monitored and reacted to changes in liquidity profiles during the covered period. The report concluded that:

•	each Fund remained a primarily highly liquid fund during the covered period;

•	neither Fund breached the 15% limit on illiquid investments during the covered period;

•	the LRMP remains reasonably designed and implemented to assess and manage each Fund’s liquidity risk; and

•	each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the covered period.

No assurance can be given that the LRMP will achieve its objectives in the future. Please refer to the Trust’s statutory prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks and a description of how the Funds expect to satisfy redemption requests.

32 | Royce Capital Fund 2020 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2020, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2020 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 publicly traded U.S. companies in the Russell 3000 Index. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The value score is subtracted from the growth score to determine the overall style score. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies. Investments in these types of companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and a Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www.royceinvest.com.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make,

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www. royceinvest.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Royce Capital Fund 2020 Semiannual Report to Shareholders | 33

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 45+ years	Additional Report Copies and Prospectus Inquiries
of experience, depth of knowledge, and focus.	(800) 221-4268

Independent Thinking
The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches
U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment
Our team of 18 portfolio managers has significant
personal investments in the strategies they manage.

RCF-REP-0620

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: August 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 24, 2020		Date: August 24, 2020